INCOME TAXES	12 Months Ended
Jun. 27, 2018
Income Tax Disclosure [Abstract]
INCOME TAXES
Income before provision for income taxes consists of the following (in thousands):

	Fiscal Years Ended
	June 27, 2018	June 28, 2017	June 29, 2016
Domestic	$182,097	$186,679	$258,905
Foreign	(11,875)	21,829	27,482
Total income before provision for income taxes	$170,222	$208,508	$286,387

The provision for income taxes consists of the following (in thousands):

	Fiscal Years Ended
	June 27, 2018	June 28, 2017	June 29, 2016
Current income tax expense:
Federal	$28,745	$64,407	$48,896
State	12,173	13,358	10,843
Foreign	1	2,490	3,497
Total current income tax expense	40,919	80,255	63,236
Deferred income tax (benefit) expense:
Federal	6,560	(19,647)	21,842
State	139	(3,064)	704
Foreign	(3,278)	141	(15)
Total deferred income tax (benefit) expense	3,421	(22,570)	22,531
	$44,340	$57,685	$85,767

A reconciliation between the reported provision for income taxes and the amount computed by applying the statutory Federal income tax rate to income before provision for income taxes is as follows (in thousands):

	Fiscal Years Ended
	June 27, 2018	June 28, 2017	June 29, 2016
Income tax expense at statutory rate	$47,833	$72,978	$100,236
FICA tax credit	(22,641)	(20,657)	(20,497)
State income taxes, net of Federal benefit	8,725	5,928	9,614
Tax reform impact	8,223	—	—
Stock based compensation excess tax shortfall	1,124	—	—
Other	1,076	(564)	(3,586)
	$44,340	$57,685	$85,767

The income tax effects of temporary differences that give rise to significant portions of deferred income tax assets and liabilities are as follows (in thousands):

	June 27, 2018	June 28, 2017
Deferred income tax assets:
Leasing transactions	$22,710	$32,019
Stock-based compensation	9,128	14,029
Restructure charges and impairments	2,435	3,533
Insurance reserves	12,134	19,700
Employee benefit plans	54	288
Gift cards	15,053	23,670
Net operating losses	6,119	2,554
Federal credit carryover	10,672	12,697
State credit carryover	3,518	3,148
Other, net	3,763	8,480
Less: Valuation allowance	(6,104)	(5,232)
Total deferred income tax assets	79,482	114,886
Deferred income tax liabilities:
Prepaid expenses	13,497	19,506
Goodwill and other amortization	20,284	30,213
Depreciation and capitalized interest on property and equipment	11,055	26,375
Other, net	1,033	1,763
Total deferred income tax liabilities	45,869	77,857
Net deferred income tax asset	$33,613	$37,029

We have deferred tax assets of $3.8 million reflecting the benefit of state loss carryforwards, before federal benefit and valuation allowance, which expire at various dates between fiscal 2019 and fiscal 2038. We have a deferred tax asset of $3.1 million for Canadian loss carryforwards which expire in fiscal 2038. We have deferred tax assets of $10.7 million of federal and $4.5 million of state tax credits, before federal benefit and valuation allowance, which expire at various dates between fiscal 2024 and fiscal 2035. The recognized deferred tax asset for the state loss carryforwards is $0.4 million and the federal tax credits is $10.7 million. None of the state credits have been utilized. The federal credit carryover is limited by Section 382 of the Internal Revenue Code.
The valuation allowance increased by $0.9 million in fiscal 2018 to recognize certain state net operating loss benefits management believes are not more-likely-than-not to be realized.
No provision was made for the United States federal and state income taxes on certain outside basis differences, which primarily relate to accumulated unrepatriated foreign earnings of approximately $8.2 million as of June 27, 2018. Our accumulated foreign earnings and profits are in a loss position and therefore no taxes are applicable related to a deemed repatriation. Management believes it is more likely than not that the results of future operations will generate sufficient taxable income to realize the deferred tax assets.
The Tax Cuts and Jobs Act of 2017 (the “Tax Act”) was enacted on December 22, 2017 with an effective date of January 1, 2018. The enactment date occurred prior to the end of the second quarter of fiscal 2018 and therefore the federal statutory tax rate changes stipulated by the Tax Act were reflected in the second quarter. The Tax Act lowered the federal statutory tax rate from 35.0% to 21.0% effective January 1, 2018. Our federal statutory tax rate for fiscal 2018 is now 28.1%, representing a blended tax rate for the current fiscal year based on the number of days in the fiscal year before and after the effective date. For fiscal years ended June 28, 2017 and June 29, 2016 our federal statutory tax rate was 35.0%. For subsequent years, our federal statutory tax rate will be 21.0%. In accordance with ASC 740, we re-measured our deferred tax accounts as of the enactment date using the new federal statutory tax rate and recognized the change as a discrete item in the Provision for income taxes. For the fifty-two week period ended June 27, 2018, the adjustment was $8.2 million, this changed slightly from the prior quarter due to revised full year estimates for changes in our net deferred tax balance.
A reconciliation of unrecognized tax benefits are as follows (in thousands):

	June 27, 2018	June 28, 2017
Balance at beginning of year	$4,062	$4,989
Additions based on tax positions related to the current year	502	402
Additions based on tax positions related to prior years	—	31
Settlements with tax authorities	—	(681)
Expiration of statute of limitations	(638)	(679)
Balance at end of year	$3,926	$4,062

The total amount of unrecognized tax benefits, excluding interest and penalties, that would affect income tax expense if resolved in our favor was $3.1 million and $2.6 million as of June 27, 2018 and June 28, 2017, respectively. We do not expect any material changes to our liability for uncertain tax positions during the next 12 months.
We recognize accrued interest and penalties related to unrecognized tax benefits in Provision for income taxes in the Consolidated Statements of Comprehensive Income. As of June 27, 2018, we had $0.5 million ($0.4 million net of a $0.1 million Federal deferred tax benefit) of interest and penalties accrued, compared to $0.6 million ($0.4 million net of a $0.2 million Federal deferred tax benefit) at June 28, 2017.
Our income tax returns are subject to examination by taxing authorities in the jurisdictions in which we operate. The periods subject to examination for our federal return are fiscal 2018 to fiscal 2019 and fiscal 2015 to fiscal 2018 for our Canadian returns. State income tax returns are generally subject to examination for a period of three to five years after filing. We have various state income tax returns in the process of examination or settlements. Our federal return for fiscal 2018 and 2019 are currently under examination through the Internal Revenue Service: Compliance Assurance Process (CAP) program. There are no unrecorded liabilities associated with these examinations.